UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 15, 2020

BOISE CASCADE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-35805	20-1496201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 West Jefferson Street, Suite 300
Boise, Idaho 83702-5389
(Address of principal executive offices) (Zip Code)

(208) 384-6161
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BCC	New York Stock Exchange

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(b).    Departure of Certain Officers

On January 15, 2020, Tom Corrick, Chief Executive Officer of Boise Cascade Company (“Boise Cascade” or the “Company”), notified the Company of his retirement as CEO and director effective March 6, 2020.

Item 5.02(c).     Appointment of Certain Officers

On January 15, 2020, Boise Cascade issued a press release announcing that on that same day, the Board of Boise Cascade elected Nate Jorgensen, age 55, as Chief Executive Officer of the Company, with an effective date of March 6, 2020. Mr. Jorgensen became Chief Operating Office in January 2019. His previous positions with the Company’s Wood Products business include Senior Vice President of Engineered Wood Products, from November 2017 until January 2019; Vice President of Engineered Wood Products from February 2016 through November 2017; and Engineered Wood Products Marketing Manager from June 2015 through February 2016. Prior to his employment with Boise Cascade, Mr. Jorgensen was employed at Weyerhaeuser Company, a New York Stock Exchange-listed timberlands and wood products company, as Vice President of Weyerhaeuser Distribution, from February 2011 through June 2015. Mr. Jorgensen received a bachelor’s degree in Civil and Environmental Engineering from the University of Wisconsin and also attended the Tuck School of Business Executive Education Program, Dartmouth University, Hanover, New Hampshire. There are no arrangements or understandings pursuant to which Mr. Jorgensen was selected, or family relationships or transactions with related parties, that require disclosure.

In connection with his election as CEO, on January 15, 2020, the Compensation Committee of the Board approved Mr. Jorgensen’s annual base salary of $850,000 and an annual short-term incentive target of 110% of annual base salary, with an effective date of March 6, 2020. Mr. Jorgensen’s severance agreement, dated as of February 2019, remains effective, a form of which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed August 30, 2016.

Item 5.02(d).     Election of Director

On January 15, 2020, the Company issued a press release announcing that on that same day, the Board of Boise Cascade elected Mr. Jorgensen, effective March 6, 2020, to fill the board seat vacated by Mr. Corrick. As an employee-director Mr. Jorgensen will not receive additional compensation and will not serve on any committees.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description of Exhibit
99.1	Press Release, dated January 15, 2020, issued by the Company.

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOISE CASCADE COMPANY

	By	/s/ Jill Twedt
Jill Twedt Vice President, General Counsel and Corporate Secretary
Date: January 15, 2020